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                                                                   EXHIBIT 23.1


            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Equity Participation Plan of PriceSmart, Inc. of our report dated October 16, 1997, with respect to the financial statements of PriceSmart, Inc. included in its Annual Report on Form 10-K for the year ended August 31, 1997.




                                       ERNST & YOUNG LLP

San Diego, California
August 6, 1998